FINANCIAL INSTRUMENTS	9 Months Ended
Sep. 30, 2011
FAIR VALUE MEASUREMENTS
FINANCIAL INSTRUMENTS

Note 3— FINANCIAL INSTRUMENTS

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction. To increase consistency and comparability in fair value measurements, the FASB established a three-level hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The three levels are:

•                  Level 1—Values are unadjusted quoted prices for identical assets and liabilities in active markets.

•                  Level 2—Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument.

•                  Level 3—Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement.

The carrying value of financial instruments including cash and cash equivalents, restricted cash, accounts receivable, notes receivable, and accounts payable approximate their respective fair values due to the short-term maturities of these instruments and debts. The carrying value of the long-term debt approximates its fair value since the interest rate approximates current market rates for similar instruments.

Short-term investments consist of investment grade commercial paper and corporate bonds with initial maturities of greater than three months at the date of purchase but less than one year. The net unrealized gains (losses) from the Company’s short-term investments are captured in other comprehensive loss. At September 30, 2011, all of the Company’s short-term investments are classified as available for sale investments and determined to be Level 2 instruments, which are measured at fair value using standard industry models with observable inputs. At September 30, 2011, we had $20.7 million invested in short-term investments which were rated A or better by Standard & Poor’s and had maturities ranging from 134 to 173 days from date of purchase. The following summarizes the Company’s short-term investments at September 30, 2011 (in thousands):

		Gross	Gross
		Unrealized	Unrealized	Fair Value
	Cost	Gains	Losses	(Level 2)
Debt securities:
Commercial Paper	$13,497	$3	$—	$13,500
Corporate Bonds	7,174	—	(8)	7,166
Total	$20,671	$3	$(8)	$20,666

Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, short-term investments and accounts receivable. The Company maintains its cash and cash equivalents with high-credit quality financial institutions. At times, such amounts may exceed Federal insured limits.

As of September 30, 2011, three customers accounted for 70%, 19% and 10%, respectively, of the Company’s trade accounts receivable. As of December 31, 2010, three customers accounted for 66%, 17% and 11%, respectively, of the Company’s trade accounts receivable.